EXHIBIT 10.5

Supplemental Agreement No. 1

to

Purchase Agreement No. 2333

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 757-300 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 29, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2333 dated December 29, 2000, (the Purchase Agreement) relating to Boeing Model 757-300 aircraft (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Customer have mutually agreed to adjust the current engine pricing including applicable adjustments to forecast escalation and escalation methodology resulting from the change in Bureau of Labor Statistics (BLS) methodology of calculating the Average Hourly Earnings (AHE) for the aircraft engine and engine parts industry; and

WHEREAS, Boeing and Customer have agreed to clarification of airframe escalation methodology; and

WHEREAS, Boeing and Customer have agreed to the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have agreed to the incorporation of the Cabin Systems Equipment (CSE) Letter Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

Table of Contents, Tables and Supplemental Exhibit:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the revised "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

1.2 Remove and replace, in its entirety, Table 1 entitled, "Purchase Agreement No. 2333 Aircraft Delivery, Description, Price and Advance Payments" with revised Table 1 attached hereto, to reflect the changes in the SPE Estimates, Escalation Factors and Advance Payment Base Prices in accordance with the Rescheduled Aircraft Agreement notwithstanding Articles 3.2 and 3.3.

1.3 Remove and replace, in its entirety, Supplemental Exhibit AE1 entitled, "Escalation Adjustment Airframe and Optional Features" with revised Supplemental Exhibit AE1 (Revised) attached hereto, to reflect clarification of Airframe and Optional Features escalation methodology notwithstanding Article 5.2.

1.4 Remove and replace, in its entirety, Supplemental Exhibit EE1 entitled, "Engine Escalation and Engine Warranty" with revised Supplemental Exhibit EE1 (Revised) attached hereto, to reflect adjustments to escalation methodology resulting from the change in BLS methodology of calculating the AHE for the aircraft engine and engine parts industry effective for Aircraft delivering after January 31, 2002 and notwithstanding Article 5.5.

Letter Agreements:

2.1 Add Letter Agreement 2333-02 "Installation of Cabin Systems Equipment" attached hereto, to describe the responsibilities of the parties, terms and conditions, estimated prices, descriptions of equipment and critical events.

2.2 Remove and replace, in its entirety, Letter Agreement 2333-04, "Option Aircraft" with revised Letter Agreement 2333-04R1 attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

    Remove and replace, in its entirety, Letter Agreement

6-1162-JMG-0318, "Aircraft Performance Guarantees" with Letter Agreement 6-1162-JMG-0318R1 attached hereto, which provides the performance guarantees for the Aircraft.

2.4 Letter Agreement 6-1162-CHL-048, "Rescheduled Aircraft Agreement" executed February 8, 2002 which describes the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Charles H. Leach  By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

and Treasurer

PURCHASE AGREEMENT NUMBER 2333

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 757-324 Aircraft

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Delivery, Description, Price and Advance Payments SA 1

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features SA 1

BFE1. Buyer Furnished Equipment Variables

CS1. Customer Support Variables

EE1. Engine Escalation and Engine Warranty SA 1

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2333-01 Not Used

2333-02 Installation of Cabin Systems Equipment SA 1

2333-03 Demonstration Flight Waiver

2333-04R1 Option Aircraft SA 1

2333-05 Rolls-Royce Engine Price Adjustment

2333-06 Customer Directed Seller Purchased Equipment

and Seller Purchased Equipment

2333-07 Flight Crew Training Spare Parts Support

2333-08 Spares Initial Provisioning

CONFIDENTIAL LETTER AGREEMENTS

6-1162-JMG-0318R1 Aircraft Performance Guarantees SA 1

6-1162-JMG-0319 Promotional Support

6-1162-JMG-0320 Special Matters

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 1

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 March 29, 2002

Table 1 to

Purchase Agreement No. 2333

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit AE1 (Revision 1) to Purchase Agreement Number 2333

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 757-324 AIRCRAFT

1. Formula.

Airframe and Optional Features Price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa = Airframe Price Adjustment.

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x ( ECI

ECIb ) where ECIb is the base year index
(as set forth in Table 1 of this
Purchase Agreement)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x ( ICI

ICIb ) where ICIb is the base year index
(as set forth in Table 1 of this Purchase Agreement)

P = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

B = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x (N/12) x (P) where N is the number of calendar months which have elapsed from the price base year and month up to and including the month of delivery, both as shown in Table 1 of this Purchase Agreement.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable price base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. In determining the value of B, the entire calculation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x (N/12) will be expressed as a decimal rounded to the nearest ten-thousandth. The final value of B will be rounded to the nearest dollar.

vi. The final value of Pa will be rounded to the nearest dollar.

vii. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

viii. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 below.

ix. The maximum number of digits to the right of the decimal after rounding utilized where required in the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit EE1 (Revision 1) to Purchase Agreement Number 2333

ENGINE ESCALATION AND

ENGINE WARRANTY

relating to

BOEING MODEL 757-324 AIRCRAFT

1. ENGINE ESCALATION.

  The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls Royce RB211-535 series engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

  Pe = (Pb + F) ([CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Lq + [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  M + [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

  M0 WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E) - Pb

  E0

  The following definitions will apply herein:

  Pe = Engine Price Adjustment

  Pb = Engine Price (Per Aircraft) as set forth in Table 1 of the Purchase Agreement.

  F = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (N) (Pb). Where N = the calendar year of scheduled Engine delivery, minus the calendar year reflected in the price base year as set forth in Table 1 to the Purchase Agreement. For purposes of this calculation, Engine delivery is assumed to be the month of scheduled Aircraft delivery.

  For scheduled Aircraft delivery up to and including [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

  Lq = L1 / L10

  L1= The arithmetic average (rounded to the nearest thousandth) of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor prior to June 1, 2001 for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled Aircraft delivery.

  L10 = The arithmetic average (rounded to the nearest thousandth) of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor prior to June 1, 2001 for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the price base year as set forth in Table 1 to the Purchase Agreement.

  For scheduled Aircraft delivery after [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

  Lq = (L1 / L10) x (L2 / L20)

  L1 and L10 = The arithmetic averages as defined above for a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] delivery month. These values are [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] respectively.

  L2 = The arithmetic average (rounded to the nearest thousandth) of ECI [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled Aircraft delivery.

  L20 = The arithmetic average (rounded to the nearest thousandth) of ECI [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  The quarterly value published for ECI [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be deemed to apply to each month of the quarter.

  For all scheduled delivery months:

  M = The arithmetic average (rounded to the nearest hundredth) of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor (Base Year 1982 = 100) for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled Aircraft delivery.

  M0 = The applicable arithmetic average (rounded to the nearest hundredth) for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the price base year as set forth in Table 1 to the Purchase Agreement.

  E = The arithmetic average (rounded to the nearest hundredth) of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published by the Bureau of Labor Statistics, U.S. Department of Labor (Base Year 1982 = 100) for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled Aircraft delivery.

  E0 = The applicable arithmetic average (rounded to the nearest hundredth) for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the price base year as set forth in Table 1 to the Purchase Agreement.

  The value resulting from dividing L1, L2, M and E by L10, L20, M0 and E0, respectively, will not be rounded, but the value resulting from multiplying such ratios by the respective constants ([CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) will be expressed as a decimal and rounded to the nearest ten-thousandth.

  The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

  The values of the Producer Price Indices and Employment Cost Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the first day of the month of scheduled Aircraft delivery. The values of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be those published by the Bureau of Labor Statistics, U. S. Department of Labor prior to June 1, 2001. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values.

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  If, prior to Aircraft Delivery, the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referenced above, Rolls-Royce plc agrees to meet with Boeing and Customer to select jointly, to the extent such parties may lawfully do so, a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

  Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc's Warranty Agreement, "RB211-535E4 Power Plant Warranty Agreement", reference RR/TBC ED, subject, however, to Customer's acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Customer, and Customer hereby accepts that the provisions of such Warranty Agreement shall apply to Power Plants installed in the Aircraft at the time of delivery, provided that Customer may, by notice given to Boeing and Rolls-Royce plc prior to the delivery of the Aircraft, elect to substitute for such Warranty Agreement any corresponding warranty included either in a General Terms Agreement currently effective between Customer and Rolls-Royce plc or in a contract for the sale by Rolls-Royce plc to Customer of Power Plants. In consideration for such extension, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed Power Plants and releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed Power Plants except as expressly assumed by Rolls-Royce plc in such Warranty Agreement or Purchase Contract referenced RR/CAL/DEG 2124 dated December 7, 1993 between Customer and Rolls-Royce plc.

Copies of this Warranty Agreement may be obtained directly from Rolls-Royce plc.

March 29, 2002

2333-02

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Installation of Cabin Systems Equipment

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1. Responsibilities.

1.1 Customer will:

1.1.1 Provide Customer's IFE/CCS system requirements to Boeing;

1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Change Request/s/ listed in Attachment A to this Letter Agreement, on or before (complete) or as otherwise formally offered by Boeing.

1.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4 Select Supplier part numbers;

1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7 Negotiate and obtain agreements with any required service providers; and

1.1.8 Include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

1.1.9 Authorize Boeing to obtain production IFE/CCS spares for test and or rejection replacement as follows: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for in-seat LCD monitors, in-seat cables, handsets, cord reels, and remote jacks; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for seat boxes; and, one each of the head-end equipment. Unused parts will be returned to the Customer with the aircraft delivery and any parts returned to the supplier for repair will be returned to the Customer, at no further cost, after aircraft delivery.

1.2 Boeing will:

1.2.1 Perform the Project Manager functions stated in Attachment B;

1.2.2 Provide Aircraft interface requirements to Suppliers;

1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5 Coordinate the resolution of technical issues with Suppliers;

1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7 Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2. Software.

IFE/CCS systems may contain software of the following two types.

2.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

2.2 Customer's Software. The software accessible to the Aircraft passengers which controls Customer's specified optional features is Customer's Software and is not part of the IFE/CCS.

2.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.

2.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

2.2.3 Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3. Changes.

3.1 After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing. Any Customer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS. Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.

3.4 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

4. Supplier Defaults.

Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing. Within 15 days of Customer's receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5. Exhibits B and C to the AGTA.

IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6. Boeing's Remedies.

If Customer does not comply with any of its obligations set forth herein, Boeing may:

6.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, Excusable Delay, of the AGTA; or

6.2 deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative.

6.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Advance Payments.

7.1 Estimated Price for the IFE/CCS. An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased IFE/CCS installed on each Aircraft by Change Requests 2332A683D21 and 2334A857A04 is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. dollars expressed in 1999 dollars.

7.2 Aircraft Price. The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Suppliers.

8. Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the IFE/CCS.

9. Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By     /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:      March 29          , 2002

Continental Airlines, Inc.

By       /s/ Gerald Laderman

Its       Senior Vice President - Finance and Treasurer

Attachment A

Cabin Systems Equipment

The following Change Requests describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Change Request is fully described in Change Request Document as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all changes listed below.

Change Request Number Title

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B

Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1. Project Management

Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

A. Managing the development of all program schedules;

B. Evaluating and approving Supplier's program management and developmental plans;

C. Defining program metrics and status requirements;

D. Scheduling and conducting program status reviews;

E. Scheduling and conducting design and schedule reviews with Customer and Suppliers;

F. Monitoring compliance with schedules;

G. Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

H. Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

I. Managing the joint development of the System Specification

2. System Integration

Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

A. As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B. Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C. Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3. Seat Integration

A. Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

B. The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

C. The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

March 29, 2002

2333-04R1

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supercedes and replaces in its entirety Letter Agreement 2333-04, dated December 29, 2000.

Boeing agrees to manufacture and sell to Customer additional Model 757-324 aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 757 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;
    Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January 2006, will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January 2006, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 757-324 aircraft and engines for delivery in the year 2006 and after. When prices and the pricing bases are established for the Model 757-324 aircraft delivering in the year 2006 and after, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By     /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:      March 29     , 2002

Continental Airlines, Inc.

By       /s/ Gerald Laderman

Its       Senior Vice President - Finance and Treasurer

Attachment

Attachment to

Letter Agreement No. 2333-04

Option Aircraft Delivery, Description,

Price and Advance Payments

March 29, 2002

6-1162-JMG-0318R1

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing agrees to provide Customer with the performance guarantees in the Attachment hereto. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By     /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 29        , 2002

Continental Airlines, Inc.

By    /s/ Gerald Laderman

Its     Senior Vice President - Finance and Treasurer

Attachment to Letter Agreement

No. 6-1162-JMG-0318R1

RB211-535E4-B Engines

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]